EXHIBIT 10.11

ASSIGNMENT OF DEBT AGREEMENT

THIS ASSIGNMENT OF DEBT AGREEMENT, dated effective  December 31, 2013,

AMONG:

SUNVESTA,  INC., of Seestrasse 97, Oberrieden, Switzerland CH-8942

(the "Parent") and parent company of Subsidiary;

AND:

SUNVESTA HOLDING AG., of Seestrasse 97, Oberrieden, Switzerland CH-8942

(the "Subsidiary") and subsidiary company of Parent;

AND:

AIRES  INTERNATIONAL  INVESTMENTS,  INC.,  of  Quatisky  Building,  3rd  Floor,  Post

Office Box 905, Road Town, Tortola, British Virgin Islands.

(the “Creditor”)

WHEREAS:

A.     Subsidiary  is  indebted  to  the  Creditor  in  the  amount  of  Twenty  Million  Eight  Hundred  and

Eleven  Thousand  Nine  Hundred  and  Forty  Two  (CHF20,811,942)  Swiss  Franc  funds  as  of

December 31, 2013  (the “Debt”)  pursuant to  that Loan Agreement dated  effective the 31st day of

October, 2013.

B.      Parent  wishes  to  assume  Ten  Million  (CHF  10,000,000)  in  Swiss  Franc  funds  of  the  Debt  as  of

December  31,  2013,  (the  “Assumed  Debt”),  and  the  Subsidiary  and  Creditor  wish  to  grant,

assign, transfer and set over unto Parent  the entire right, title, obligation and interest in and to the

Assumed Debt upon the terms and conditions contained in this Assignment of  Debt Agreement.

C.     Parent and Subsidiary wish to treat Parent’s assumption of the Assumed Debt as an investment in a subsidiary company, in the form of a deemed cash contribution into  capital surplus, provided to

Subsidiary  by  Parent,  in  an  amount  equal  to  the  Assumed  Debt  and  not  as  an  intercompany obligation.

NOW  THEREFORE,  in  consideration  of  the  foregoing  and  such  other  consideration  as  the  parties mutually agree, the parties hereto agree  as follows:

1.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSIDIARY

1.1

Subsidiary represents, warrants and covenants to Parent that:

(a)   the  above  premises  are  true  and  complete,  and  that  the  Creditor  has  been  given  notice  of and agreed to this assignment of the Assumed Debt by the Subsidiary to Parent;

(b)  the full amount of the Assumed Debt is owed by the Subsidiary to the Creditor; and

1.2

The  representations,  warranties  and  covenants  contained  in  Section  1.1  are  provided  for  the exclusive benefit of  Parent  and  a breach of  any one or  more thereof  may be  waived  by Parent in  whole  or in part  at  any time  without  prejudice  to  its  rights in respect to  any other breach  of the same or any other representation or warranty or covenant.  Any representations,  warranties

and  covenants  contained   in  Article  1  will  survive  the  signing  of  this   Debt  Assignment

Agreement.

ASSIGNMENT OF DEBT AGREEMENT AIRES2013

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2.    ASSIGNMENT OF THE DEBT AND RESTRUCTURING OF TERMS

2.1   Subsidiary grants, assigns, transfers  and  sets over unto Parent  his entire right, title, obligation and interest  in  and  to  the  Assumed  Debt,  including,  without  limitation,  all  rights,  benefits  and  advantages of  the  Subsidiary  to  be  derived  therefrom  and  all  burdens,  obligations  and  liabilities  to  be  derived thereunder, in consideration of the premises and the consideration set out in Section 2.3.

2.2     The  Creditor,  Subsidiary  and  Parent  agree  to  restructure  the  terms  of  the  Assumed  Debt  by causing  Parent  to  execute  a  Promissory  Note  to  reflect  the  Assumed  Debt,  in  consideration  of  the premises and the consideration set out in Section 2.3.

2.3    In  consideration  of  the  assignment  of  the  Assumed  Debt  and  the  restructuring  of  the  repayment terms  pursuant  to  the  Promissory  Note,  Parent  will  sign  and  deliver  the  Promissory  Note  as  evidence of the restructured terms of the Assumed Debt. (Attached hereto as Exhibit A)

3.    CONSENT AND WARRANTY OF CREDITOR

3.1     The  Creditor  agrees  and  consents  to  the  assignment  of  Subsidiary’s  interests  in  the  Assumed

Debt to Parent pursuant to the terms and conditions of  this Debt Assignment Agreement.

3.2      The  Creditor  represents,  warrants  and  covenants  to  Parent  that  (a)  the  full  amount  of  the

Assumed  Debt  is  evidenced  by the Promissory Note of  even date,  (b)  the  Assumed  Debt  has not been prepaid  in  full  or  in  part,  and  (c)  the  Assumed  Debt  assigned  to  Parent  is  the  sole  responsibility  of

Parent with no right of recourse against Subsidiary.

4.    PARENT’S ASSUMPTION OF DEBT AND CAPITAL CONTRIBUTION TO SUBSIDIARY

4.1    Parent agrees and consents to assume Subsidiary’s interests in the Assumed Debt pursuant to the terms and conditions of this Debt Assignment Agreement and Promissory Note.

4.2.      Parent  agrees  to  waive  any  debt  obligation  incumbent  on  Subsidiary  as  the  result  of  its assumption  of  the  Assumed  Debt  owed  to  Creditor  and  does  hereby  characterize  the  effect  of  the transaction as a deemed cash contribution into capital surplus of the subsidiary company.

5.    COUNTERPART

5.1     This  Debt  Assignment  Agreement  may  be  signed  in  one  or  more  counterparts,  each  of  which when  so  signed  will  be  deemed  an  original,  and  such  counterparts  together  will  constitute  one  in  the same instrument.

[SIGNATURE PAGE FOLLOWS]

ASSIGNMENT OF DEBT AGREEMENT AIRES2013

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IN WITNESS WHEREOF this agreement was signed  in Oberrieden, Switzerland by the parties hereto effective as of the day and year first above written.

SUNVESTA,  INC.

/s/ Josef Mettler

/s/ Hans Rigendinger

By: Josef Mettler

By: Hans Rigendinger

Chief Executive Officer

Chief Operating Officer

AUTHORIZED SIGNATORY

SUNVESTA HOLDING AG

/s/ Hans Rigendinger

/s/ Josef Mettler

By: Hans Rigendinger

By: Josef Mettler

Chairman of the Board of Directors

Vice-Chairman     of     the     Board     of

Directors

AUTHORIZED SIGNATORY

AIRES INTERNATIONAL INVESTMENTS, INC.

/s/ Georg Nigg

/s/ Roland Rohrer

By: Georg Nigg

By: Roland Rohrer

AUTHORIZED SIGNATORY

AUTHORIZED SIGNATORY

ASSIGNMENT OF DEBT AGREEMENT AIRES2013

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Exhibit  A

THE ISSUANCE AND SALE OF THE SECURITY REPRESENTED BY THIS NOTE HAS NOT

BEEN    REGISTERED    UNDER    THE    SECURITIES    ACT    OF    1933,    AS    AMENDED

(“SECURITIES  ACT”),  OR  APPLICABLE  STATE  SECURITIES  LAWS  SINCE  SAME  IS

BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER REGULATION “S” THERETO.

THIS   SECURITY   MAY   NOT   BE   OFFERED   FOR   SALE,   SOLD,   TRANSFERRED   OR

ASSIGNED TO US PERSONS (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION

STATEMENT FOR THE SECURITY UNDER THE SECURITIES ACT, OR (B) AN OPINION

OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT

REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE

144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THIS SECURITY MAY

BE  PLEDGED  IN  CONNECTION  WITH  A  BONA  FIDE  MARGIN  ACCOUNT  OR  OTHER

LOAN OR FINANCING ARRANGEMENT SECURED BY THIS SECURITY.

PROMISSORY NOTE

Principal Amount: CHF  (Swiss Francs) 10,000,000

Issue Date: December 31, 2013

FOR   VALUE   RECEIVED,   SUNVESTA,   INC.,   a   Florida   corporation   (hereinafter   called   the

“Borrower”),  hereby promises to  pay to  the order of  Aires International Investments, Inc., a British

Virgin Islands company, or registered assigns (the “Holder”) the sum of CHF 10,000,000 together with interest  as  set  forth  herein,  on  December  31,  2015  (the  “Maturity  Date”),  and  to  pay  interest  on  the unpaid principal balance hereof at the rate of seven and one quarter percent (7 ¼%) (the “Interest Rate”)

per annum from the date hereof (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. This Promissory Note (the “Note”) may be prepaid in whole or in part. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of ten percent (10%) per annum from the due date thereof until the same is paid (“Default Interest”).  Interest shall commence accruing on the date that the Note is issued and shall be  computed  on  the  basis  of  a  365-day  year  and  the  actual  number  of  days  elapsed.  All  payments  due hereunder shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the

amount of  interest due on such date.   As used  in this Note,  the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of Oberrieden, Switzerland are authorized  or required  by law or executive order to  remain closed.  This  Note is free from all taxes,

liens,  claims and  encumbrances with respect to  the issue thereof  and  shall  not be subject to  preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the  holder  thereof.  This  Note  has  been  issued  by  the  Borrower  pursuant  to  the  Assignment  of  Debt

Agreement, dated effective December 31, 2013 (the “Assignment of Debt Agreement”), by and among the Borrower, SunVesta Holding AG. (Borrower’s subsidiary), and the Holder

The following additional terms shall apply to this Note:

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ARTICLE I.  CERTAIN COVENANTS

1.1

Distributions on Capital Stock.  So long as the Borrower shall have any obligation under this Note,

the Borrower shall not without the Holder’s written consent (a) pay, declare or set apart for such payment,

any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock.

1.2

Restriction on Stock Repurchases.  So long as the Borrower shall have any obligation under this

Note, the Borrower shall not without the Holder’s written consent redeem, repurchase or otherwise acquire

(whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants, rights or options to purchase or acquire any such shares.

ARTICLE II.   EVENTS OF  DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

2.1

Failure  to  Pay  Principal  or  Interest.   The  Borrower  fails  to  pay  the  principal  hereof  or  interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

2.2

Breach  of  Covenants.   The Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents including but not limited to the Assignment of Debt Agreement and such breach continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder.

2.3

Breach of Representations and Warranties.   Any representation or warranty of the Borrower made

herein  or  in  any  agreement,  statement  or  certificate  given  in  writing  pursuant  hereto  or  in  connection herewith (including, without limitation, the Assignment of Debt Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material  adverse  effect  on  the  rights of  the Holder with respect to  this Note or the Assignment  of  Debt

Agreement.

2.4

Receiver or Trustee.  The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or  trustee shall otherwise be appointed.

2.5

Bankruptcy.     Bankruptcy,   insolvency,   reorganization   or   liquidation   proceedings   or   other

proceedings,  voluntary  or  involuntary,  for  relief  under  any  bankruptcy  law  or  any  law  for  the  relief  of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

2.6

Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

2.7

Cessation  of  Operations.  Any  cessation  of  operations  by  Borrower  or  Borrower  admits  it  is otherwise  generally  unable  to  pay  its  debts  as  such  debts  become  due,  provided,  however,  that  any disclosure of  the Borrower’s ability to  continue as a “going concern” shall not be an admission that the

Borrower cannot pay its debts as they become due.

2.8

Maintenance  of  Assets.  The  failure  by  Borrower  to  maintain  any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

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Upon the occurrence and  during the continuation of  an Event of  Default specified  in this Article II, the

Note  shall  become  immediately  due  and  payable  and  the  Borrower shall pay  to  the Holder,  an amount equal to the Default Amount (as defined below) effective on the delivery of written notice to the Borrower by the Holder (the “Default Notice”), in full satisfaction of its obligations hereunder, an amount equal to

(x) the sum of the then outstanding principal amount of this Note plus (y) accrued and unpaid interest on the  unpaid  principal  amount  of  this  Note  to  the  date  of  payment  plus  (z)  Default  Interest,  if  any  (the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the “Default Amount”) and all  other  amounts  payable  hereunder  shall  immediately  become  due  and  payable,  all  without  demand,

presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation,  legal  fees  and  expenses,  of  collection,  and  the  Holder  shall  be  entitled  to  exercise  all  other rights and remedies available at law or in equity.

ARTICLE III.  MISCELLANEOUS

3.1

Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power,  right or privilege hereunder shall operate as a waiver thereof,  nor shall any single or partial exercise of  any such power,  right or privilege preclude other or further exercise thereof  or of any other right, power or privileges.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

3.2

Subordination. Holder acknowledges that its interest in the properties and assets of the Borrower,

on the occurrence and continuation of an Event of Default, is subordinate to those additional amounts, if any, due by Borrower to non-affiliated third party creditors.

3.3

Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted  hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,  (ii)  deposited  in  the  mail,  registered  or  certified,  return  receipt  requested,  postage prepaid,  (iii)

delivered  by  reputable  air  courier  service  with  charges  prepaid,  or  (iv)  transmitted  by  hand  delivery,

telegram,  or  facsimile,  addressed  as  set  forth  below  or  to  such  other  address  as  such  party  shall  have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below

(if delivered on a business day during normal business hours where such notice is to be received), or the first  business  day  following  such  delivery  (if  delivered  other  than  on  a  business  day  during  normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Borrower, to:

SunVesta, Inc.

Seestrasse 97

Oberriden

Switzerland CH-8942

Attn: Josef Mettler, Chief Executive Officer

facsimile: 011 41 43 388 40 60

e-mail: josef.mettler@sunvesta.com

Aires Note 2013

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If to the Holder:

Aires International Investments, Inc.

Quatisky Building, 3rd Floor

Post Office Box 905

Road Town

Tortola, British Virgin Islands

Attn:

facsimile:

e-mail:

3.4

Amendments.   This  Note  and  any  provision  hereof  may  only  be  amended  by  an  instrument  in

writing  signed  by  the  Borrower  and  the  Holder.   The  term  “Note”  and  all  reference  thereto,  as  used throughout  this  instrument,  shall  mean  this  instrument  as  originally  executed,  or  if  later  amended  or supplemented, then as so amended or supplemented.

3.5

Assignability.  This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns.  Each transferee of this Note must not  be  a  “US  Person”  (as  that  term  is  defined  in  Rule 902  of  Regulation  S,  and  is  not  acquiring  the securities for the account or benefit of any U.S. person; as defined in Rule 501(a) of the Securities Act).

Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

3.6

Cost  of  Collection.   If  default  is  made  in  the payment of  this Note,  the Borrower shall pay the

Holder hereof costs of collection, including reasonable attorneys’ fees.

3.7

Governing Law.  This Note shall be governed by and construed in accordance with the laws of the

Switzerland without regard to principles of conflicts of laws. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The Borrower and

Holder  waive  trial  by  jury.  The  prevailing  party  shall  be  entitled  to  recover  from  the  other  party  its reasonable attorney's fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid  or unenforceable under any applicable statute or rule of law,

then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.  Each  party  hereby  irrevocably  waives  personal  service  of  process  and  consents  to  process being served in any suit, action or proceeding in connection with this Note by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect  for  notices  to  it  under  this  Agreement  and  agrees  that  such  service  shall  constitute  good  and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

3.8

Certain Amounts.  Whenever pursuant to this Note the Borrower is required to pay an amount in excess of  the outstanding principal amount (or the portion thereof  required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the  actual  damages  to  the  Holder  from  the  receipt  of  cash  payment  on  this  Note  may  be  difficult  to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty.

3.9

Assignment  Agreement.   By  its  acceptance  of  this  Note,  each  party  agrees  to  be  bound  by  the applicable terms of the Assignment of Debt Agreement.

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3.10

Remedies.  The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby.

Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this

Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of  the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining,

preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof,

without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this December 31, 2013.

SUNVESTA, INC.

By: /s/ Josef Mettler

Josef Mettler, Chief Executive Officer

By: /s/ Hans Rigendinger

Hans Rigendinger, Chief Operating Officer

Aires Note 2013

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